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                                                                     EXHIBIT 21

                   COX COMMUNICATIONS, INC. AND SUBSIDIARIES
                             (as of March 17, 2000)


          Cox Communications, Inc. (a Delaware corporation)
                   d/b/a Cox Communications Middle Georgia
                   Cox Communications Hampton Roads, Inc.
                            Local News on Cable, L.L.C. (33.3%)
                            Cox Communications Virginia Beach, Inc.
                            Cox Fibernet Virginia, Inc.
                                    Cox Virginia Telcom, Inc.
                                               d/b/a Cox Communications
                                               (Virginia only)
                   Cox Communications Las Vegas, Inc. (a Delaware corporation)
                            CP Nevada, LLC
                            Cox Nevada Telcom, L.L.C.
                            Prime Venture I, Inc.
                            Prime South Holdings, Inc. (70% CCLV, 30% Prime Venture I, Inc.)
                                    Community Cable TV
                                             Hospitality Network, Inc.
                                             PrimeTel of Nevada
                                             Community Tel
                                                       Telecommunications of
                                                       Nevada, LLC (minority %)
                   News Channel, L.L.C. (33.3%)
                   Cox Georgia Telcom, L.L.C.
                            d/b/a Cox Communications
                   Cox Classic Cable, Inc. (a Delaware corporation)
                            Cablevision of Leander, Inc.
                                d/b/a Cox Communications, Inc.
                            Cablevision of Pflugerville, Inc.
                                d/b/a Cox Communications, Inc.
                            TAL Financial Corporation
                                    MT Associates, Inc.
                                    Sun Valley Cablevision, Inc.
                                    TCA Cable TV of Missouri, Inc.
                                    TCA Communications, Inc.
                                    TCA Management Company
                                    Telecable Associates, Inc.
                                    Texas Community Antennas, Inc.
                                    TCA Interests, LLC
                                             TCA Holdings, L.P. (1% - TCA
                                             Interests, LLC, general
                                             Partner; 99% - TAL Financial
                                                            Corporation limited
                                                            partner)
                                                      d/b/a Cox Communications,
                                                      Inc.
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                                             TCA Cable Partners (75% interest)
                                                 d/b/a Cox Communications, Inc.
                            Teleservice Corporation of America
                            TCA Interests II, Inc.
                                      TCA Holdings II, L.P. (99% - TCA Interests
                                      II, Inc., limited Partner; 1% - Telecable
                                      Associates, Inc., general partner)
                                      TCA Cable Partners II (80% interest)
                            VPI Communications, Inc.
                     Williamson County Cablevision Company
                            d/b/a Cox Communications, Inc.
            Cox Trust I (a Delaware statutory business trust)
            Cox Trust II (a Delaware statutory business trust)
            Cox RHINOS Trust (a Delaware statutory business trust)
            CoxCom, Inc. (a Delaware corporation)
                     d/b/a Cox Communications Bakersfield
                     d/b/a Cox Communications Cleveland Area
                     d/b/a Cox Communications Desert Valley
                     d/b/a Cox Communications Gainesville/Ocala
                     d/b/a Cox Communications Humboldt
                     d/b/a Cox Communications Louisiana
                     d/b/a Cox Communications New England
                     d/b/a Cox Communications Northern Virginia
                     d/b/a Cox Communications Oklahoma City
                     d/b/a Cox Communications Orange County
                     d/b/a Cox Communications Palos Verdes
                     d/b/a Cox Communications Pensacola
                     d/b/a Cox Communications Phoenix
                     d/b/a Cox Communications Roanoke
                     d/b/a Cox Communications San Diego
                     d/b/a Cox Communications Santa Barbara
                     d/b/a Cox Communications Tucson
                     d/b/a Cox Communications West Texas
                     Video Service Company
                     Cablerep Northern Virginia, Inc.
                     Cox Communications Telecom, Inc.
                     CP Arizona I, LLC
                     CP Arizona II, LLC
                     News Channel 15, L.L.C. (50% interest)
                     Cox Communications Hampton Roads, L.L.C.
                     Cox Communications Omaha, L.L.C.
                     Cox Communications Pensacola, L.L.C.
                     Cox Arizona Telcom, L.L.C.
                             d/b/a Cox Communications
                     Cox California Telcom, L.L.C.
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                             d/b/a Cox Communications
                     Cox Connecticut Telcom, L.L.C.
                             d/b/a Cox Communications
                     Cox Iowa Telcom, L.L.C.
                             d/b/a Cox Communications
                     Cox Kansas Telcom, L.L.C.
                     Cox Missouri Telcom, L.L.C.
                     Cox Nebraska Telcom, L.L.C.
                             d/b/a Cox Communications
                     Cox Oklahoma Telcom, L.L.C.
                             d/b/a Cox Communications
                     Cox Rhode Island Telcom, L.L.C.
                             d/b/a Cox Communications
                     Cox Fibernet Oklahoma, L.L.C.
                     Arizona Newschannel, L.L.C. (50%)
                     Rhode Island News Channel, L.L.C. (65%)
            Cox Telcom Partners, Inc. (a Delaware corporation)
                     Cox Louisiana  Telcom,  L.L.C. (1% Member - Cox Telcom
                         Partners,  Inc.,  general  partner;  99% Member -
                     CoxCom, Inc., limited partner)
                     Cox Florida Telcom, L.P. (1% Member - Cox Telcom Partners,
                         Inc., general partner; 99% Member - CoxCom, Inc., limited partner)
                             d/b/a Cox Communications
                     Cox Texas Telcom,  L.P. (1% Member - Cox Telcom Partners,
                         Inc., general partner; 99% Member - CoxCom, Inc., limited partner)
            CableRep, Inc. (a Delaware corporation)
                             d/b/a Cox Studio Productions
                             Cox Consumer Information Network, Inc.
                             Padres CableRep Advertising Company, G.P.
                     Cox Communications E.T.E., Inc. (a Delaware corporation) Cox Communications New York City, Inc.
                     Cox Communications Florida (Partnership: 90% Cox Communications New York City, Inc.; 10% Cox Communications E.T.E., Inc.)
                                  TWC Cable Partners (50% interest)
                                       d/b/a Cox Communications (Florida only)
                                       Cox Communications Gulf Coast, L.L.C.
                                       (Members: 51.82% - Cox Communications
                                       Pensacola, L.L.C.; 44.04% - Cox
                                       Communications Florida; 4.14% - TWC Cable
                                       Partners)
                     Cox Home Video North, Inc. (a Delaware corporation)
                             d/b/a Cox Home Video
                     Cox Satellite Services, Inc. (a Delaware corporation)
                     Cox DC Radio, Inc. (a Delaware corporation)
                             Cox Communications NCC, Inc.
                     Cox @Home, Inc. (a Delaware corporation)
                     Cox Teleport Partners, Inc. (a Delaware corporation)
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                     Cox Communications International, Inc. (a Delaware
                     corporation)
                     Cox Programming Limited (a UK corporation)
                     Cox Communications Holdings, Inc. (a Delaware corporation)
                             Cox Animal Planet, Inc.
                     TMJV, Inc. (a Delaware corporation)
                             Outdoor Life Network, L.L.C. (33.0%)
                             Cable Network Services, L.L.C. (35.6%)
                             Speedvision Network, L.L.C. (32.7%)
                     Cox Communications Payroll, Inc. (a California corporation) Cox Communications Services, Inc. (a Delaware corporation) Cox Communications Shopping Services, Inc. (a Delaware corporation)
                     CCI PCS, Inc. (a Delaware corporation)